CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE DESIGNATED AS [***].

April 12, 2022

Alpine Immune Sciences Inc.
188 E Blaine St Suite 200
Seattle, WA 98102
United States
Attention: Paul Rickey, CFO
Re:    The Option and License Agreement between Alpine Immune Sciences Inc. (“Alpine”) and AbbVie Global Enterprises Ltd. (as assignee of AbbVie Ireland Unlimited Company) (“AbbVie”), made and entered into as of June 17, 2017 (the “Agreement”)
To Whom it May Concern:
This letter serves to memorialize the agreement between AbbVie and Alpine to replace Schedule 1.157 of the Agreement with the Schedule 1.157 attached to this letter as Exhibit A.
Please countersign this letter below and return a copy to AbbVie. This letter will be effective upon execution by each of the parties. If you have any questions regarding this letter, please contact John Larson, Senior Director, Alliance Management, at [***].
Sincerely,
/s/ Arthur C. Price
AbbVie Global Enterprises Ltd.
Name: Arthur C. Price
Title: Director
Agreed:
/s/ Paul Rickey
Alpine Immune Sciences Inc.
Name: Paul Rickey
Title: CFO

Exhibit A
Schedule 1.157
[***] Success Completion Criteria

[***]